UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 18, 2021

Benchmark 2021-B23 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001840644)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.

On February 18, 2021 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2021 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, each of CWCapital Asset Management LLC, Situs Holdings, LLC and KeyBank National Association as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of the Benchmark 2021-B23 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B23 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4A1, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class 360A, Class 360B, Class 360C, Class 360D and Class 360V Certificates (collectively, the “Loan Specific Certificates”), (iv) the Class A-4A2 Certificates, (v) the Class S Certificates and (vi) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,087,104,000, were sold to Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”), Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with CGMI, JPMS, GS&Co., DBSI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 29, 2021 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, JPMS, GS&Co. and DBSI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 26, 2021, and by the Prospectus, dated January 29, 2021 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $167,251,145, were sold to CGMI, JPMS, GS&Co., DBSI, Academy and Drexel (together with CGMI, JPMS, GS&Co., DBSI and Academy, in such capacity, the “Pooled Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 29, 2021, between the Depositor and the Pooled Initial Purchasers. All of the Loan-Specific Certificates (other than the Class 360V Certificates), having an aggregate initial principal amount of $52,250,000, were sold to CGMI and DBSI (together with CGMI in such capacity, the “Loan-Specific Initial Purchasers”; and collectively with the Pooled Initial Purchasers, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 28, 2021, between the Depositor and the Loan-Specific Initial Purchasers. The Private Certificates and the Loan-Specific Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2021-B23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) 53 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial and multifamily properties and (ii) one subordinate trust companion loan (the “Trust Subordinate Companion Loan”) which will generally be the sole source of payment on the Loan-Specific Certificates. The Mortgage Loans (and the Trust Subordinate Companion Loan, in the case of GACC) were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2021 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2021 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2021 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (iv) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2021 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Millennium Corporate Park	4.7	N/A
360 Spear	4.8	N/A
Phillips Point	4.9	N/A
MGM Grand & Mandalay Bay	4.10	4.2
Pittock Block	4.11	N/A
The Grace Building	4.12	4.3
Station Park & Station Park West	4.13	4.4
Rugby Pittsburgh Portfolio	4.14	4.4
JW Marriott Nashville	4.15	N/A
The Village at Meridian	4.16	N/A
Selig Office Portfolio	4.17	4.5
711 Fifth Avenue	4.18	4.6
Hotel ZaZa Houston Museum District	4.19	N/A

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Companion Loan by the Depositor from CREFI, GSMC, GACC and JPMCB.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,261,540, were approximately $1,622,345,151.  Of the expenses paid by the Depositor, approximately $205,103 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,006,437 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated January 29, 2021. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with the securitization transaction constituted by the issuance of the Public Certificates, the Private Certificates (other than the Class R Certificates), the Class A-4A2 Certificates, the Class S Certificates and the Combined VRR Interest

(collectively, the “Pooled Certificates”) by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $76,545,008 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by Goldman Sachs Bank USA (“GS Bank”) (or a “majority-owned affiliate” as defined in Regulation RR (“MOA”) of GS Bank) as described below and (ii) the Class VRR Certificates acquired by CREFI and JPMCB as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents at least 5.0% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the GSMC Mortgage Loan Purchase Agreement, GS Bank, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 24.7% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $18,940,250 of the Combined VRR Interest in the form of the Uncertificated VRR Interest, in exchange for a reduction in the price that GS Bank received for its sale (through GSMC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GSMC) to the Depositor. On the Closing Date, pursuant to the JPMCB Mortgage Loan Purchase Agreement, JPMCB (an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 27.9% of the aggregate Cut-Off Date Balance of all the Mortgage Loans) acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $21,379,755 of the Combined VRR Interest in the form of Class VRR Certificates, in exchange for a reduction in the price that JPMCB received for its sale to the Depositor of the Mortgage Loans and/or portions thereof originated by JPMCB that it transferred to the Depositor. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, $36,225,003 of the Combined VRR Interest in the form of Class VRR Certificates.

The Class 360V Certificates, having an aggregate initial certificate balance of approximately $2,750,000, were sold to Deutsche Bank AG, New York Branch pursuant to the GACC Mortgage Loan Purchase Agreement, in a transaction exempt from registration under the Act, pursuant to Section 4(a)(2) of the Act.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BX 2020-VIVA TSA
Exhibit 4.3	GRACE 2020-GRCE TSA
Exhibit 4.4	Benchmark 2020-B22 PSA
Exhibit 4.5	CGCMT 2015-GC29 PSA
Exhibit 4.6	GSMS 2020-GC47 PSA
Exhibit 4.7	Millennium Corporate Park Co-Lender Agreement
Exhibit 4.8	360 Spear Co-Lender Agreement
Exhibit 4.9	Phillips Point Co-Lender Agreement
Exhibit 4.10	MGM Grand & Mandalay Bay Co-Lender Agreement
Exhibit 4.11	Pittock Block Co-Lender Agreement
Exhibit 4.12	The Grace Building Co-Lender Agreement
Exhibit 4.13	Station Park & Station Park West Co-Lender Agreement
Exhibit 4.14	Rugby Pittsburgh Portfolio Co-Lender Agreement
Exhibit 4.15	JW Marriott Nashville Co-Lender Agreement
Exhibit 4.16	The Village at Meridian Co-Lender Agreement
Exhibit 4.17	Selig Office Portfolio Co-Lender Agreement
Exhibit 4.18	711 Fifth Avenue Co-Lender Agreement
Exhibit 4.19	Hotel ZaZa Houston Museum District Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 18, 2021
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 18, 2021(included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 18, 2021(included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 29, 2021, which such certification is dated January 29, 2021
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	JPMCB Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2021	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2021-B23 – Form 8-K (Closing)